UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 05, 2023

Acushnet Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-37935	45-2644353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bridge Street	Fairhaven,	Massachusetts	02719
(Address of principal executive offices)			(Zip Code)

(800) 225‑8500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.001 par value per share	GOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 9, 2023, in connection with its existing $700.0 million share repurchase authorization, Acushnet Holdings Corp. (the “Company”) entered into an agreement with Magnus Holdings Co., Ltd. (“Magnus”) pursuant to which the Company will purchase up to an aggregate of $100.0 million of shares of its common stock from Magnus on a share-for-share basis as the Company repurchases shares in the open market or privately negotiated transactions. The price payable to Magnus for the Company’s shares will be the average price of the shares purchased in the open market or privately negotiated transactions over the period of time from June 12, 2023 (in the case of the first such pricing period) to the first “determination date” and, in the case of any subsequent such pricing period, from the most recent preceding determination date to the next determination date. The “determination date” will be (i) commencing June 12, 2023, the date on which the Company purchases an aggregate of $100.0 million of shares, (ii) any date otherwise mutually agreed between the Company and Magnus, and (iii) October 27, 2023, if the Company has not already purchased the $100.0 million shares of common stock. The obligations of the Company to purchase the shares and Magnus to sell the shares following each determination date are conditioned upon no event occurring since the date of the agreement that, either individually or in the aggregate, has had a material adverse effect on the business or financial condition of the Company as of each closing. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the copy of the agreement filed as Exhibit 10.1 to this Current Report on Form 8-K. For more information on Magnus’ relationship to the Company, please refer to the Company’s Definitive Proxy Statement filed on April 21, 2023.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On June 5, 2023, the board of directors (the "Board") of the Company appointed Nicholas Mohamed, its Vice President and Controller, as the Company's Principal Accounting Officer, effective immediately. Mr. Mohamed assumes the role previously held by Thomas Pacheco, the Company’s current Executive Vice President, who resigned from his position as Chief Financial Officer and Chief Accounting Officer (as previously disclosed in the Company’s Current Report on Form 8-K filed on March 24, 2023), effective as of June 1, 2023. Mr. Pacheco will remain with the Company in a transitional role until July 7, 2023.

Prior to joining the Company in April 2023, Mr. Mohamed, 47, served as the Global Controller of Converse, Inc. from February 2021 to April 2023. From 2016 through February 2021, Mr. Mohamed was Converse, Inc.'s Global Accounting Director. Prior to that, Mr. Mohamed served as Senior Finance Executive of Media General, Inc. in 2015, as Vice President, Controller of LIN Media LLC from 2009 to 2014 and as Director, Finance Mergers and Acquisitions at Sensata Technologies, Inc. from 2007-2008.

Also on June 5, 2023, the Board accepted the resignation of Mr. Gregory Hewett from the Board's Compensation Committee and appointed him to serve as a member of the Nominating and Corporate Governance Committee of the Board. Mr. Hewett was also appointed chairman of the Audit Committee of the Board, replacing Mr. Sean Sullivan, who resigned from the Board effective June 1, 2023 and is now the Company's Executive Vice President and Chief Financial Officer (as previously disclosed in the Company's Current Report on Form 8-K filed on April 5, 2023).

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 5, 2023, the Company held its 2023 Annual Meeting of Stockholders. For more information on the following proposals submitted to stockholders, see the Company’s Definitive Proxy Statement filed on April 21, 2023. Below are the final voting results.

Proposal No. 1 - Election of Directors
Stockholders elected the director nominees listed below to serve as members of the Board. The voting results for each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David Maher	53,673,309	8,716,839	1,891,673
Yoon Soo (Gene) Yoon	51,318,157	11,071,991	1,891,673
Leanne Cunningham	62,113,784	276,364	1,891,673
Gregory Hewett	62,058,012	332,136	1,891,673
Ho Yeon (Aaron) Lee	52,800,586	9,589,562	1,891,673
Jan Singer	61,774,021	616,127	1,891,673
Steven Tishman	62,059,129	331,019	1,891,673
Keun Chang (Kevin) Yoon	52,068,151	10,321,997	1,891,673

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
63,950,142	300,705	30,974	n/a

Proposal No. 3 - Non-Binding Vote to Approve Executive Compensation
Stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers for fiscal year 2022. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
62,263,046	91,081	36,021	1,891,673

Proposal No. 4 - Non-Binding Vote on the Frequency of Future Votes on Executive Compensation
Stockholders recommended, in a non-binding advisory vote, that a non-binding advisory vote on the compensation paid to the Company's named executive officers should be submitted to stockholders every year. The voting results were as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
61,759,045	5,610	602,981	22,512	1,891,673

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined that future non-binding votes of stockholders to approve the compensation paid to the Company’s named executive officers will be submitted annually to the Company’s stockholders until the next non-binding stockholder vote on the frequency of stockholder votes on executive compensation, or until the Board otherwise determines a different frequency for such non-binding votes.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Stock Repurchase Agreement, dated June 9, 2023, by and between Acushnet Holdings Corp. and Magnus Holdings Co., Ltd.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSHNET HOLDINGS CORP.

By:	/s/ Sean Sullivan
Name:	Sean Sullivan
Title:	Executive Vice President, Chief Financial Officer

Date: June 9, 2023